UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2017

PUGET TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

333-179212	01-0959140
Commission File Number	(I.R.S. Employer Identification No.)
8200 NW 41st Street, Suite 200, Doral, Florida	33166
(Address of Principal Executive Offices)	(Zip Code)

305-721-3128
(Registrant’s Telephone Number, Including Area Code)

FORMER ADDRESS AND PHONE NUMBER
801 Brickell Ave. Suite 900 Miami, Florida 33131 (Address of former principal executive offices and zip code) 305-789-6677
FORMER ADDRESS AND PHONE NUMBER

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 8.01.	Other Events.

The principal office address for the Company is changed to:

8200 NW 41st Street, Suite 200

Doral, Florida 33166

And the phone number is changed to 305-721-3128

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2017	Puget Technologies, Inc.

By: /s/ HERMANN BURCKHARDT
Hermann Burckhardt, President

2